The New Economy Fund

333 South Hope Street
Los Angeles, California  90071-1406

Phone (213) 486 9320
Fax (213) 486 9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $4,011
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $58
------------------ --------------------------------
------------------ --------------------------------
Total              $4,069
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $37
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $15
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $156
------------------ --------------------------------
------------------ --------------------------------
Total              $208
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0109
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0255
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0324
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0198
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0261
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0646
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            359,553
------------------ ----------------------------------
------------------ ----------------------------------
Class B            8,750
------------------ ----------------------------------
------------------ ----------------------------------
Class C            3,673
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,925
------------------ ----------------------------------
------------------ ----------------------------------
Total              374,901
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,516
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        310
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        446
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        81
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        19
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          80
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,780
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,367
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          624
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,455
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,678
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $19.23
----------------------- -------------------------
----------------------- -------------------------
Class B                 $18.59
----------------------- -------------------------
----------------------- -------------------------
Class C                 $18.54
----------------------- -------------------------
----------------------- -------------------------
Class F                 $19.16
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $19.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $18.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $18.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $19.10
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $19.18
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $18.96
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $18.95
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $19.11
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $19.21
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $19.30
----------------------- -------------------------